UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 30, 2019

HealthLynked Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	47-1634127
(State of Incorporation)	(I.R.S. Employer Identification No.)

1726 Medical Blvd., Suite 101, Naples, Florida	34110
(Address of Principal Executive Offices)	(ZIP Code)

(239) 513-1992

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2019, HealthLynked Corp. (the “Company”) appointed Robert Gasparini to its Board of Directors.

Mr. Gasparini started his career in the genetics laboratories at the University of CT and became an assistant professor there from 1985-1990. From 1990-1993 he was Technical Director of Genetics at Tufts and from 1993-1997 he was Assistant Director for the Prenatal Diagnostic Center in Lexington MA (a Mass General affiliate). Mr. Gasparini also worked as a Manager of Worldwide and Strategic Marketing with Ventana Medical Systems from 1998-2000 and in 2001, he became Director of Genetics for US Labs in Irvine California.

Mr. Gasparini’s career highlights include:

●	Starting the Genetics Division at US Labs and developing it into one of the largest programs in the US.
●	Recruited over 120 skilled team members there, created and ran 4 departments including Cytogenetics, Flow Cytometry, FISH and Molecular Genetics.
●	Designed and developed the first fully automated FISH laboratory in the US.
●	Developed the TargetGeneä concept and all FISH panels for hematologic diseases.
●	Designed and established the concept of cytogenetics “pods” or off-site satellite laboratories.
●	Helped develop Ventana Medical System’s national and worldwide strategic marketing initiates for their new INFORM HER-2™ FISH Test, their new Pathway HER-2™ IHC test and their new BenchMarkä FISH/IHC instrument.
●	One of five individuals originally certified by the FDA in 1998 for HER-2 FISH training.
●	23 years in the academic world including 17 years as director and professor.
●	Developed the first US genetic technology education program at the Univ. of CT.
●	Helped develop the national certification exam process (NCA) and the national accreditation process (NAACLS) for genetic technologists and genetic programs.
●	28 years of combined service on national committees and Boards of Directors.
●	15 published peer-reviewed articles and 30+ published peer-reviewed abstracts.
●	Over 250 invited presentations across North America; 4 international presentations.
●	14 national awards including the AGT Lifetime Achievement Award (2000).
●	Mr. Gasparini was a key executive at NeoGenomics Laboratories serving in many capacities with the company including President and Chief Scientific Officer as well as being on the Board of Directors from 2004-2014.

Mr. Gasparini will receive stock compensation with a value of $5,000 per quarter.

There is no arrangement or understanding between Mr. Gasparini and any other persons pursuant to which he was selected as a director. Mr. Gasparini has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 30, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthLynked Corp.

Dated: May 6, 2019	By:	/s/ George O’Leary
George O’Leary
Chief Financial Officer

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